UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Marwynn Holdings, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

October 30, 2026

To Our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Marwynn Holdings, Inc. (the “Company”) to be held on December 16, 2026, at 10:00 a.m., local time, at the offices of the Company, located at 2955 Main Street, Ste 100A, Irvine, CA 92614.

The matters expected to be acted upon at the Annual Meeting are listed in the Notice of Annual Meeting of Stockholders and more fully described in the accompanying proxy statement. We have also made available our Annual Report on Form 10-K for the fiscal year ended April 30, 2026, as amended by Amendment No. 1 on Form 10-K/A, which contains important business and financial information regarding the Company on https://www.iproxydirect.com/mwyn.

Only stockholders of record at the close of business on October 29, 2026 are entitled to notice of and to vote at the meeting.

Whether or not you expect to attend the meeting in person, please complete, date, and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time and, if you attend the meeting in person, your executed proxy will be returned to you upon request.

Thank you for your continuing support.

/s/ Yin Yan
Yin Yan
Chairperson, Chief Executive Officer and President

YOUR VOTE IS IMPORTANT

Your vote is important. As described in your electronic proxy materials notice or on the enclosed paper proxy card and voting instructions, please vote by: (1) accessing the internet website, (2) calling the toll-free number or faxing the proxy card, or (3) signing and dating the proxy card as promptly as possible and returning it by mail if voting and delivering by mail. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 16, 2026:

THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ARE AVAILABLE AT https://www.iproxydirect.com/mwyn

2955 Main Street, Ste 100A, Irvine, CA 92614

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, December 16, 2026

Time and Date:	Wednesday, December 16, 2026 at 10:00 a.m. Pacific Time

Place:	2955 Main Street, Ste 100A, Irvine, CA 92614

Items of Business:	The following items of business as more fully described in the proxy statement accompanying this Notice of 2026 Annual Meeting of Stockholders.

1.	To elect five (5) directors, each to serve until the next annual meeting of the Company’s stockholders or until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027;

3.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 2,000,000,000;

4.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of shares of preferred stock designated as Series A Super Voting Preferred Stock from 135,000 to 700,000; and

5.	To conduct any other business properly brought before the 2026 Annual Meeting.

Record Date:	The record date for the 2026 Annual Meeting is October 29, 2026. Stockholders owning the Company’s common stock or Series A Super Voting Preferred Stock at the close of business on the record date, or their legal proxy holders, are entitled to vote at the 2026 Annual Meeting.

Voting:	Each share of common stock that you own represents one (1) vote, and each share of Series A Super Voting Preferred Stock represents one thousand (1,000) votes.

Transfer Agent:	For questions regarding your stock ownership, you may contact us at 949-706-9966 or contact our transfer agent, Equiniti Trust Company, LLC, through its website at https://equiniti.com/us/contact-us/.

This notice of the 2026 Annual Meeting, proxy statement, form of proxy and our Annual Report on Form 10-K are being distributed or made available on or about October 30, 2026.

Whether or not you plan to attend the 2026 Annual Meeting, we encourage you to vote or submit your proxy via the internet, or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting.

Date: October 30, 2026	By Order of the Board of Directors

/s/ Yin Yan
Yin Yan
Chairperson, Chief Executive Officer and President

MARWYNN HOLDINGS, INC.

PROXY STATEMENT FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

TABLE OF CONTENTS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	6
NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS	8
PROPOSAL 1 - ELECTION OF DIRECTORS	9
PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12
PROPOSAL 3 - Approval of An Amendment to the Company’s Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock	15
PROPOSAL 4 - Approval of An Amendment to the Company’s Articles of Incorporation to Increase the Number of Shares Designated as Series A Super Voting Preferred Stock	17
EXECUTIVE OFFICERS	19
EXECUTIVE COMPENSATION	20
BENEFICIAL OWNERSHIP	23
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	24
STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING	26
ADDITIONAL INFORMATION	27
OTHER MATTERS	27

i

2955 Main Street, Ste 100A, Irvine, CA 92614

PROXY STATEMENT

2026 ANNUAL MEETING OF STOCKHOLDERS

GENERAL

This proxy statement is furnished to stockholders of Marwynn Holdings, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies for use at the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on December 16, 2026, at 10:00 a.m., local time, at the offices of the Company, located at 2955 Main Street, Ste 100A, Irvine, CA 92614. This solicitation of proxies is made on behalf of our board of directors. Capitalized terms used, but not defined, herein will have the meanings ascribed to them in our Annual Report on Form 10-K for the fiscal year ended April 30, 2026, as amended by Amendment No. 1 on Form 10-K/A (the “Annual Report”).

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting to be Held on Wednesday, December 16, 2026

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Internet Availability of Proxy Materials (“Internet Notice”) to our stockholders of record on October 29, 2026. We are also sending a paper copy of the proxy materials and proxy card to other stockholders of record who have indicated they prefer receiving such materials in paper form. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Internet Notice. Such Internet Notice, or this proxy statement and proxy card, or voting instruction form, as applicable, is being first mailed to our stockholders on or about October 30, 2026. The Company will pay the expenses incurred in connection with the solicitation of proxies.

Stockholders will have the ability to access the proxy materials or may request to receive a paper copy of the proxy materials by mail on a one-time or ongoing basis at https://www.iproxydirect.com/mwyn, or call 1-866-752-8683 or send email to proxy-id@equiniti.com. Such requests shall be received no later than December 2, 2026.

The Internet Notice will also identify the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and the board of directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request to receive, free of charge, a paper or e-mail copy of this proxy statement, our Annual Report and a form of proxy relating to the Annual Meeting; information on how to access and vote the form of proxy; and information on how to attend the Annual Meeting and vote in person, should stockholders choose to do so.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

IF I RECEIVED AN INTERNET NOTICE, WILL I RECEIVE ANY PROXY MATERIALS BY MAIL OTHER THAN THE INTERNET NOTICE?

No. If you received an Internet Notice, you will not receive any other proxy materials by mail unless you request a paper or electronic copy of the proxy materials. To request that a full set of the proxy materials be sent to your specified postal or email address, please go to https://www.iproxydirect.com/mwyn or call 1-866-752-8683 or send email to proxy-id@equiniti.com. Such request must be received no later than December 2, 2026.

WHAT AM I VOTING ON?

At the Annual Meeting, stockholders will be asked to take action on the following matters:

1.	To elect five (5) directors, each to serve until the next annual meeting of the Company’s stockholders or until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027;

3.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 2,000,000,000;

4.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of shares of preferred stock designated as Series A Super Voting Preferred Stock from 135,000 to 700,000; and

5.	To conduct any other business properly brought before the Annual Meeting.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common stock and Series A Super Voting Preferred Stock issued and outstanding at the close of business on October 29, 2026 (the “Record Date”) will receive notice of, and be entitled to vote at, our Annual Meeting. At the close of business on the Record Date, 24,194,804 shares of common stock, par value $0.001 per share, and 135,000 shares of Series A Super Voting Preferred Stock were outstanding and entitled to vote.

Each share of our common stock as of the close of business on the Record Date is entitled to one (1) vote on each matter presented at the Annual Meeting. Each share of Series A Super Voting Preferred Stock as of the close of business on the Record Date is entitled to one thousand (1,000) votes on each matter presented at the Annual Meeting. There is no cumulative voting.

●	Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy.

●	Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent. If, on the Record Date, your shares were held not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting or by proxy unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee.

WHAT CONSTITUTES A QUORUM FOR THE ANNUAL MEETING?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of a majority of the voting power of the shares issued, outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. On the Record Date, our outstanding voting securities were entitled to an aggregate of 159,194,804 votes, and shares representing at least 79,597,403 votes must be present in person or represented by proxy to satisfy this voting-power requirement. In addition, Nasdaq Listing Rule 5620(c) requires the presence, in person or by proxy, of at least one-third of the outstanding shares of common voting stock, or at least 8,064,935 shares of Common Stock based on the share count stated above. Both requirements must be satisfied.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

HOW ARE VOTES COUNTED AND HOW ARE BROKER NON−VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes. Votes withheld, broker non-votes and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes.

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on all matters and as the proxy holder may determine in his/her discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are  considered as “routine” matters. For example, Proposal 2 - Ratification of the appointment of Enrome LLP as our independent registered public accounting firm and Proposal 3 - Approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock are commonly considered as routine matters, and thus your stockbroker, bank or other nominee may exercise their discretionary voting power with respect to Proposal 2 and Proposal 3.

If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. Proposal 1 - Election of Directors and Proposal 4 - Approval of an amendment to our Articles of Incorporation to increase the number of shares designated as Series A Super Voting Preferred Stock are commonly considered non-routine matters, and therefore in the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to such proposals. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

●	Proposal 1 - the election of five (5) directors, requires a plurality of the votes cast to elect a director. The five (5) nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on Proposal 1.

●	Proposal 2 - the approval of the ratification of the appointment of Enrome LLP as our independent registered public accounting firm requires the affirmative vote of at least a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the subject matter. Abstentions will have the same effect as a vote “Against” Proposal 2. Broker non-votes, if any, will have no effect on the outcome of Proposal 2.

●	Proposal 3 - the approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 2,000,000,000 requires the affirmative vote of the holders of shares representing at least a majority of the voting power of our outstanding common stock and Series A Super Voting Preferred Stock, voting together as a single class. Abstentions and broker non-votes, if any, will have the same effect as a vote “Against” Proposal 3.

●	Proposal 4 - the approval of the amendment to our Articles of Incorporation to increase the number of shares designated as Series A Super Voting Preferred Stock from 135,000 to 700,000 requires the affirmative vote of the holders of shares representing at least a majority of the voting power of our outstanding common stock and Series A Super Voting Preferred Stock, voting together as a single class. Abstentions and broker non-votes will have the same effect as a vote “Against” Proposal 4.

Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the Annual Meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the Annual Meeting.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

We are soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. Copies of solicitation material will be furnished to banks, brokerage houses and other agents holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The original solicitation of proxies by mail may be supplemented by telephone, fax, Internet and personal solicitation by our directors, officers or other employees. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

HOW CAN I VOTE?

If you are a stockholder of record, you may:

●	VOTE IN PERSON AT THE ANNUAL MEETING - To vote in person, you will need to attend the Annual Meeting and bring with you evidence of your stock ownership. If your shares are registered directly in your name, you will need to bring valid government-issued identification. If your shares are held in the name of your broker, bank or another nominee, you will need to obtain and bring with you a “legal proxy” from your broker, bank or nominee, and bring evidence of your stock ownership, together with valid identification.

●	VOTE BY MAIL IN ADVANCE OF THE ANNUAL MEETING - If you request a paper proxy card, complete, sign and date the enclosed proxy card, then follow the instructions on the card.

●	VOTE VIA THE INTERNET OR VIA TELEPHONE IN ADVANCE OF THE ANNUAL MEETING - If you would like to vote in advance of the Annual Meeting by phone please call 1-866-752-VOTE(8683) or follow the instructions on the proxy card and have the proxy card available when you access the internet website or place your telephone call.

If you submit your vote by mail, your completed, signed and dated proxy card must be received prior to the Annual Meeting. Submitting your proxy, whether via the internet, via telephone or by mail if you requested a paper proxy card, will not affect your right to vote at the Annual Meeting should you decide to attend the meeting.

If you are not a stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE?

If you receive more than one Internet Notice or proxy card from us or your bank, this usually means that your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card via the internet, telephone or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign and return each proxy card you received to ensure that all of your shares are voted.

How Your Shares Will Be Voted

Shares represented by proxies that are properly executed and returned, and not revoked, will be voted as specified. If you sign a proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.

If you hold your shares in street name and do not vote, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” and will not be counted as votes cast. Broker non-votes will have no effect on Proposals 1 and 2, but will have the same effect as votes “Against” Proposals 3 and 4. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

HAS THE BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Yes. Our board of directors recommends that you cast your vote:

1.	“FOR” the election of the five nominees for directors named in this proxy statement;

2.	“FOR” the ratification of the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027;

3.	“FOR” the approval of the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 2,000,000,000; and

4.	“FOR” the approval of the amendment to the Company’s Articles of Incorporation to increase the number of shares designated as Series A Super Voting Preferred Stock from 135,000 to 700,000.

CAN I CHANGE MY VOTE OR REVOKE MY VOTE IF I VOTE BY PROXY?

Yes. As a stockholder of record, if you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may revoke your proxy by doing any of the following:

1.	Delivering a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated below and such notice shall be received prior to the Annual Meeting.

2.	Signing and delivering another properly completed proxy card with a later date pursuant to the instructions on the proxy card.

3.	Voting again via internet or by telephone no later than 11:59 p.m. Eastern Time on December 15, 2026.

4.	Attending the Annual Meeting in person and voting at the meeting. Simply attending the meeting will not, by itself, revoke your proxy.

Any written notice of revocation should be delivered to:

Marwynn Holdings, Inc.

Attn: Secretary

2955 Main Street, Ste 100A

Irvine, CA 92614

If your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days following the Annual Meeting.

ARE THERE ANY INTERESTS OF OFFICERS AND DIRECTORS IN MATTERS TO BE ACTED UPON?

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except (i) to the extent that a director is named as a nominee for election to the board of directors, and (ii) that Ms. Yin Yan, our Chairperson, Chief Executive Officer and President, has an interest in Proposal 4, as additional shares of Series A Super Voting Preferred Stock may be issued to her at the discretion of our board of directors. See “Proposal 4 - Interests of Certain Persons in Proposal 4.”

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all our employees, officers and directors, including those officers responsible for financial reporting. A copy of our code of business conduct and ethics is available on the investor relations section of our website at https://ir.marwynnholdings.com/governance-documents. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website or in a Current Report on Form 8-K.

Leadership Structure and Risk Oversight

Our board of directors does not have a policy regarding the separation of the roles of chief executive officer and chairperson of the board of directors, as our board of directors believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the board of directors. Our board of directors has determined that having an employee director serve as chairperson is in the best interest of our stockholders at this time because of the efficiencies achieved in having the role of chief executive officer and chairperson combined, and because the detailed knowledge of our day-to-day operations and business that the chief executive officer possesses greatly enhances the decision-making processes of our board of directors as a whole.

The chairperson of the board of directors and the other members of the board of directors work in concert to provide oversight of our management and affairs. Our board of directors encourages communication among its members and between management and the board of directors to facilitate productive working relationships. Working with the other members of the board of directors, our chairperson also strives to ensure that there is an appropriate balance and focus among key board responsibilities such as strategic development, review of operations and risk oversight.

Board Composition

Our board of directors consists of five (5) members.

As of the Record Date, we are a “controlled company” under the corporate governance rules of The Nasdaq Capital Market. The Nasdaq Marketplace Rule 5615(c) defines a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group, or another company. Ms. Yan currently controls approximately 88.57% of the voting power of our outstanding voting securities. As a result, we qualify for exemptions from certain corporate governance requirements under the Nasdaq Marketplace Rules. We intend to rely on certain exemptions to The Nasdaq Capital Market corporate governance requirements.

Accordingly, at the time of this filing, we do not intend to have a fully independent compensation committee or nominating and corporate governance committee, nor do we require independent director oversight of director nominations.

Our nominating and corporate governance committee and our board of directors may consider a broad range of factors relating to the qualifications and background of board nominees, which may include diversity, which is not only limited to race, gender or national origin. We have no formal policy regarding board diversity. Our nominating and corporate governance committee’s and our board of directors’ priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape and professional and personal experiences and expertise relevant to our growth strategy. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal. Our Bylaws also provide that our directors may be removed with or without cause by a vote of the holders of not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled by a majority of the remaining directors, though less than a quorum, by a sole remaining director, or by stockholders entitled to exercise a majority of the voting power, including by their written consent.

Director Independence. Our board of directors has determined that all members of our board of directors are independent directors, with the exception of Yin Yan and Shengnan Xu, including for purposes of the rules of the Nasdaq and relevant federal securities laws and regulations.

Term of Office. In accordance with the terms of our Articles of Incorporation and Bylaws, at each annual meeting of the stockholders, the holders of shares of stock entitled to vote in the election of directors will elect directors to hold office until the next succeeding annual meeting or until the director’s earlier death, resignation, disqualification, or removal.

Our Articles of Incorporation and Bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our board of directors.

Committees of the Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and responsibilities described below. Each of the below committees has a written charter approved by our board of directors. Each of the committees reports to our board of directors as such committee deems appropriate and as our board of directors may request. Copies of the charters are posted on the investor relations section of our website. Members serve on these committees until their resignation or until otherwise determined by our board of directors.

Audit Committee

Our audit committee is comprised of Dandan Wang, Dvisha Patel and Eric Newlan, with Mr. Newlan serving as chair of the committee. Our board of directors has determined that each member of the audit committee meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the applicable Nasdaq Marketplace Rules, and has sufficient knowledge in financial and auditing matters to serve on the audit committee. Dandan Wang qualifies as an audit committee financial expert under Item 407 of Regulation S-K. We have adopted an audit committee charter, detailing the principal functions of the audit committee, which is available on our website at https://ir.marwynnholdings.com/governance-documents.

Compensation Committee

We have elected to rely on the “controlled company” exemption and our compensation committee does not consist entirely of independent directors.

Our compensation committee is comprised of Dandan Wang, Dvisha Patel and Yin Yan, with Yin Yan, our chairperson, chief executive officer and president, serving as chair of the committee. Only Mses. Wang and Patel are non-employee directors, as defined by Rule 16b-3 promulgated under the Exchange Act and “independent” as defined in the applicable Nasdaq Marketplace Rules. We have adopted a compensation committee charter which details the principal functions of the compensation committee, which is available on our website at https://ir.marwynnholdings.com/governance-documents.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the Nasdaq Marketplace Rules and the SEC.

Nominating and Governance Committee

We have elected to rely on the “controlled company” exemption and our nominating and corporate governance committee does not consist entirely of independent directors.

Our nominating and governance committee is comprised of Dandan Wang, Yin Yan and Shengnan Xu, with Yin Yan our chairperson, chief executive officer and president, serving as the chair of the committee. We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, which is available on our website at https://ir.marwynnholdings.com/governance-documents.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and is directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Board and Committee Meetings and Attendance

Our Board of Directors and its committees regularly consider matters throughout the year and may act either at meetings or by written consent in lieu of a meeting. During the fiscal year ended April 30, 2026 (“Fiscal 2026”), actions of the Board of Directors and its committees were taken exclusively by written consent. Accordingly, no formal meetings of the Board or its committees were held during Fiscal 2026.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders.

Executive Sessions

The independent directors meet in executive sessions without management present. During Fiscal 2026, the independent directors did not hold any separate executive sessions, and no formal meetings were held. All actions were taken by written consent. The Board intends to hold a formal meeting, including an executive session of the independent directors, following the Annual Meeting.

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary. All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. The address for these communications is:

Marwynn Holdings, Inc.

Attn: Secretary

2955 Main Street, Ste 100A

Irvine, CA 92614

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

The nominating and corporate governance committee, or governance committee, is responsible for recommending to the board of directors the nominees for election to our board of directors at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on our board of directors. New candidates may be identified through recommendations from existing directors or members of management, consultants or third-party search firms, discussions with other persons who may know of suitable candidates to serve on our board of directors, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate’s background and qualifications by the nominating and corporate governance committee, interviews with the committee as a whole, one or more members of the committee, or one or more other board members, and discussions within the committee and the full board. The nominating and corporate governance committee then recommends candidates to the full board, with the full board of directors selecting the candidates to be nominated for election by the stockholders or to be appointed by the board of directors to fill a vacancy.

The nominating and corporate governance committee will consider director candidates proposed by stockholders as well as recommendations from other sources. Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth in section titled “Stockholder Proposals for 2027 Annual Meeting.”

Director Qualifications

In accordance with its charter, the nominating and corporate governance committee considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders for the selection of new directors.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our board of directors, or Board, has the authority to fix the number of director seats on our Board and, effective as of the date of the Annual Meeting of Stockholders, or Annual Meeting, our Board has approved fixing the number of directors at five (5). Directors serve for a term of one (1) year and stand for election at our annual meeting of stockholders. Pursuant to our Third Amended and Restated Bylaws, a majority of directors may appoint a successor to fill any vacancy that occurs on the Board between annual meetings. At the Annual Meeting, stockholders will be asked to elect the nominees for director listed below.

Nominees for Director

The nominees for director have consented to being named as nominees in this proxy statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present board of directors to fill the vacancy. The board of directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected will hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among our directors or officers. There are no arrangements or understandings between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer.

Director Nominee	Age	Position
Yin Yan(2)(3)	50	Chairperson of the Board, Chief Executive Officer and President
Shengnan Xu(3)	38	Director, Chief Financial Officer and Secretary
Eric Newlan(1)	64	Independent Director
Dandan Wang(1)(2)(3)	56	Independent Director
Dvisha Patel(1)(2)	33	Independent Director

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

(3) Member of the Nominating Committee.

Biographies of Nominees

Yin Yan, Chairperson of the Board, Chief Executive Officer, President and Director. Ms. Yin Yan has served as our chairperson, chief executive officer, president and director since April, 2024. She has also served as chief executive officer of our subsidiary FuAn Enterprise since March, 2023. Ms. Yan has been serving as chief executive officer and chair of the board of directors of Bio Essence Corp. an herbal health, diet, and nutrition company whose common stock is registered with the SEC and trades on the OTC-Pink market (symbol: BIOE), for approximately 8 years. She has over 20 years’ experience in real estate, international trade and management. She is a registered lawyer admitted in NSW High Court of Australia. Ms. Yan has a J.D. degree from the University of New South Wales. She also holds an MBA degree in Technology Management and BS in Computer Information System from the University of New South Wales. Based on the foregoing qualifications, the Company believes that Ms. Yan is qualified to serve on the Board.

Shengnan Xu, Director, Chief Financial Officer and Secretary. Ms. Xu has over a decade of experience in financial management, corporate strategy, and cross-border trading. She has served as a director and Vice President of Finance at Harbin Langhesheng Trading Co., Ltd., a wholesale trading company, from 2022, where she has helped lead initiatives in supply chain optimization and international market expansion. Prior to that, from 2012 to 2022, she served as General Manager and Controller at Harbin Mingde Investment Co., Ltd., where she oversaw economic consulting and corporate advisory services, as well as financial operations and internal controls. Her leadership spanned operational finance, business planning, and strategic consulting for regional enterprises. Ms. Xu holds a bachelor’s degree in Arts and Finance from Heilongjiang International University. Her background in financial oversight and strategic execution supports her ability to contribute meaningfully to the Company’s board oversight and business planning.

Eric Newlan, Independent Director. Mr. Newlan was appointed to our Board on July 24, 2024. Since 1987, Mr. Newlan has practiced law in the North Texas area and is currently managing member of Newlan Law Firm, PLLC, Flower Mound, Texas, a firm engaged principally in the area of securities regulation. He earned a B.A. degree in Business from Baylor University, Waco, Texas, and a J.D. degree from the Washburn University School of Law, Topeka, Kansas. Mr. Newlan is a member of the Texas Bar. Since January 2020, he has served as Vice President and a Director of Black Bird Biotech, Inc., a publicly-traded company (Symbol: BBBT) engaged in the manufacture and sale of biopesticide products. From May 2022 through June 2023, Mr. Newlan served as Vice President, Secretary and a Director of Accredited Solutions, Inc., a publicly-traded company (symbol: ASII) engaged in the sale and distribution of Diamond Creek high alkaline water. Since June 2016, Mr. Newlan has been Vice President and a Director of Touchstone Enviro Solutions, Inc., a purveyor of environmentally-friendly products. Based on the above qualifications, the Company believes Mr. Newlan is qualified to be on the Board.

Dandan Wang, Independent Director. Ms. Wang was appointed to our Board on July 24, 2024. Ms. Wang graduated from Dongbei University of Finance and Economics with a major in Finance in 1997. She received her MBA degree in 2003. She worked for Bank of Communications since 1988 and was promoted to Vice President of Commercial Lending Division. In 2001, she moved to China Guangfa Bank where she served as Vice President in various divisions including commercial lending, marketing, private banking and compliance before her retirement in 2023. Based on the above qualifications, the Company believes Ms. Wang is qualified to be on the Board.

Dvisha Patel, Independent Director. Ms. Patel was appointed to our Board on July 24, 2024. Ms. Patel is a seasoned professional with a proven track record of executing successful strategic and operational plans across various industries. As a management consultant, Ms. Patel has advised clients, from startups to Fortune 500 companies, on a range of business issues, from increasing user engagement to building new operational processes to identifying cost-savings opportunities. Her extensive expertise also includes in-house roles, including at Vereto (senior customer growth manager, since November 2023), Amazon (senior product marketing manager, April 2022-June 2023; senior vendor manager July 2021-April 2022), AARETE (consultant, February 2019-May 2021) and W.B. Mason (November 2016 - February 2019), where she managed and grew multi-million-dollar P&Ls. Throughout her career, she has balanced achieving business goals with advocating for the needs of end users, customers, and clients. Ms. Patel holds a Master of Business Administration from UCLA Anderson School of Management and a Bachelor of Science in Business Administration from Boston University. Based on the above qualifications, the Company believes Ms. Patel is qualified to be on the Board.

Non-Employee Director Compensation

Our policy with respect to the compensation payable to our non-employee directors provides that directors shall receive a fee of $10,000 per year during the term of their directorship paid in four (4) equal quarterly installments commencing in the first quarter starting March 11, 2025. In addition, directors are entitled to receive an initial stock option award to purchase 31,000 shares of the Company’s common stock. The per share exercise price of each option granted to the director shall equal 100% of the fair market value (as defined by the Board) of a share of common stock on the date the option is granted. The initial award shall vest over three (3) years of which 1/3 of the options shall vest on the first anniversary of the grant date, and the remaining 2/3 of the options shall vest over two years on an annual basis, subject to the director continuing in service on the Board through each such vesting date. The term of each stock option granted to the director shall be ten (10) years from the date of grant.

As of July 30, 2026, options to purchase a total of 93,000 shares have been granted to our non-employee directors, of which 62,000 shares have fully vested.

Directors may be reimbursed for travel, food, lodging and other expenses directly related to their service as directors. Directors will also be entitled to the protection provided by their indemnification agreements and the indemnification provisions in our Articles of Incorporation and Bylaws.

We paid an aggregate of $37,500 in compensation to our non-employee directors for services as a director during the fiscal year ended April 30, 2026. Of this amount, $7,500 represented unpaid director fees earned during the prior fiscal year ended April 30, 2025. The outstanding amount was paid on January 31, 2026, together with director fees for the period from May 1, 2025 through January 31, 2026.

The following table sets forth compensation earned by our non-employee directors for the fiscal year ended April 30, 2026:

Director	Fees Earned or Paid in Cash ($)	Total ($)
Eric Newlan	10,000	10,000
Dandan Wang	10,000	10,000
Dvisha Patel	10,000	10,000

The table excludes $7,500 of fees earned in fiscal 2025 and paid in fiscal 2026. No new equity awards were granted to these directors during fiscal 2026. Each director held options to purchase 31,000 shares at April 30, 2026. No other compensation was awarded to, earned by or paid to these directors for fiscal 2026.

Vote Required

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. Our Second Amended and Restated Articles of Incorporation do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five (5) nominees. Withheld votes and broker non-votes will have no effect on the outcome of the election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

“FOR” THE ELECTION OF ALL THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors is responsible for the selection of our independent registered public accounting firm. The audit committee has selected and retained the public accounting firm of Enrome LLP (“Enrome”) as independent registered public accounting firm to audit our financial statements for the fiscal year ending April 30, 2027. Although the audit committee is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our Third Amended and Restated Bylaws, the board of directors is submitting the selection of Enrome to our stockholders for ratification as a matter of good corporate practice and we are asking our stockholders to approve the appointment of Enrome. In the event our stockholders fail to ratify the appointment, the audit committee may reconsider this appointment.

The Company has been advised by Enrome that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. A representative of Enrome is expected to be present in person or by electronic conferencing at the Annual Meeting, and will be afforded an opportunity to make a statement at the Annual Meeting if the representative desires to do so.

Independent Auditor

For the fiscal year ended April 30, 2025, the Company’s independent public accounting firm was Golden Eagle CPAs LLC (“Golden Eagle”). For the fiscal year ended April 30, 2026, the Company’s independent public accounting firm was Enrome.

Change in Independent Registered Public Accounting Firm

On March 30, 2026, the Audit Committee dismissed Golden Eagle as the Company’s independent registered public accounting firm. The reports of Golden Eagle on the consolidated financial statements of the Company as of and for the two most recent fiscal years ended April 30, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report on the consolidated financial statement of the Company for the year ended April 30, 2025 contained an uncertainty about the Company’s ability to continue as a going concern.

During the fiscal years ended April 30, 2025 and 2024 and the subsequent interim period through March 30, 2026, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Golden Eagle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Golden Eagle, would have caused Golden Eagle to make reference thereto in its reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On March 27, 2026, the Company entered into the engagement with Enrome to serve as its independent registered public accounting firm for the fiscal year ending April 30, 2026. During the fiscal years ended April 30, 2025 and 2024 and the subsequent interim period through March 26, 2026, neither the Company nor anyone acting on its behalf consulted with Enrome regarding any of the matters described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Company provided Golden Eagle with a copy of the disclosures in its Current Report on Form 8-K filed with the SEC on April 1, 2026 and requested that Golden Eagle furnish a letter addressed to the SEC stating whether it agreed with such disclosures. A copy of Golden Eagle’s letter was filed as Exhibit 16.1 to that Current Report on Form 8-K.

Fees Paid to Principal Independent Registered Public Accounting Firm

The aggregate fees billed by our Independent Registered Public Accounting Firms, for the fiscal years ended April 30, 2026 and 2025 are as follows:

	2026 (Enrome)	2025 (Golden Eagle)
Audit fees(1)	$180,000	$170,000
Audit related fees(2)	-	-
Tax fees(3)	-	-
All other fees(4)	-	-
Total	$180,000	$170,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. This information is presented as of the latest practicable date for the Annual Report.

(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.” No such fees were incurred during the fiscal years ended April 30, 2026 and 2025.

(3)	No tax compliance, tax advice or tax planning services were provided during fiscal years ended April 30, 2026 and 2025.

(4)	All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories. No such fees were incurred during the fiscal years ended April 30, 2026 and 2025.

Audit Committee Pre-Approval Policies

The Audit Committee is directly responsible for the appointment, retention and termination, and for determining the compensation, of our independent registered public accounting firm. The Audit Committee pre-approves all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board), except that pre-approval for services other than audit, review or attest services is not required if the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided, such services were not recognized as non-audit services at the time of engagement, and such services are promptly brought to the Audit Committee’s attention and approved before completion of the audit. In making the determination to appoint Enrome LLP as independent auditor, the Audit Committee considered, among other factors, the independence and performance of Enrome LLP and the quality and candor of Enrome LLP’s communications with management. Enrome LLP has served as our independent auditor since March 2026. All services provided by Enrome LLP and Golden Eagle CPAs LLC during fiscal year 2026 have been approved and ratified by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of Marwynn Holdings, Inc. (the “Company”) submitted to the Board of Directors of the Company with respect to the Company’s audited financial statements for the fiscal year ended April 30, 2026, included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on July 30, 2026, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on September 22, 2026. The information contained in this Audit Committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board of Directors currently consists of non-executive directors. The Board determined that each of the members of the Audit Committee is an “independent director” under the listing standards of the Nasdaq Stock Market.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the responsibility for the financial statements and the reporting process, including internal control systems. The Company’s independent registered public accounting firm for the fiscal year ended April 30, 2026, Enrome LLP (“Enrome”) was responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

Review with Management

The Audit Committee reviewed and discussed the audited financial statements with management of the Company.

Review and Discussions with Independent Accountants

The Audit Committee met with Enrome to review the financial statements for the fiscal year ended April 30, 2026. The Audit Committee discussed with a representative of Enrome applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee met with Enrome, with and without management present, to discuss the overall scope of Enrome’s audit, the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee received the written disclosures and the letter from Enrome required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence. In addition, the Audit Committee has discussed with Enrome its independence and satisfied itself as to the independence of Enrome.

Conclusion

Based on the above review, discussions, and representations received, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended April 30, 2026 be included in the Company’s Annual Report on Form 10-K filed with the SEC on July 30, 2026.

The Audit Committee of the Board of Directors:

/s/ Eric Newlan, Chair

/s/ Dandan Wang

/s/ Dvisha Patel

Vote Required

The ratification of the appointment of Enrome as our independent registered public accounting firm for our fiscal year ending April 30, 2027 requires the affirmative vote of at least a majority of the voting power of the shares of common stock and Series A Super Voting Preferred Stock present in person or represented by proxy and entitled to vote on the subject matter. Stockholders may vote “For,” “Against,” or “Abstain” with respect to this Proposal 2. Abstentions will have the same effect as a vote “Against” Proposal 2. Broker non-votes, if any, will have no effect on the outcome of Proposal 2.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ENROME LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2027.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

On September 24, 2026, our board of directors approved, and recommended that our stockholders approve, an amendment to Article V, Section 5.1 of our Second Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to increase the number of authorized shares of common stock, par value $0.001 per share (“Common Stock”), from 500,000,000 to 2,000,000,000 (the “Authorized Shares Increase”). The form of the certificate of amendment to effect the Authorized Shares Increase is attached to this proxy statement as Annex A.

Purpose of the Authorized Shares Increase

Our current Articles of Incorporation authorize the issuance of 500,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.001 (“Preferred Stock”), among which 135,000 shares of Preferred Stock have been designated as “Series A Super Voting Preferred Stock.” As of the Record Date, there were 24,194,804 shares of Common Stock issued and outstanding and 135,000 shares of Series A Super Voting Preferred Stock issued and outstanding. In addition, as of the Record Date, 93,000 shares of Common Stock were reserved for issuance upon the exercise of outstanding stock options and 9,907,000 shares of Common Stock were reserved for future issuance under our equity incentive plan.

Our board of directors has determined that it is in our best interest to increase the number of authorized shares of Common Stock from 500,000,000 to 2,000,000,000 to provide shares needed for future financings and to preserve a sufficient number of authorized shares of Common Stock following any reverse stock split that our board of directors may determine to effect in the future (the “Authorized Shares Increase”). The additional authorized shares of Common Stock will provide us with essential flexibility to use our Common Stock, without further stockholder approval (except to the extent such approval may be required by law or by applicable exchange listing standards) to act quickly for any proper corporate purposes, including, without limitation, raising capital through one or more future public offerings or private placements of equity securities, expanding our business and product pipeline, acquisition transactions, licensing, joint venture and other transactions, entering into strategic relationships, initiating commercial preparatory plans, providing equity-based compensation and/or incentives to employees, consultants, officers and directors, effecting stock dividends or for other general corporate purposes. Having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. The Board will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

Under Section 78.207 of the Nevada Revised Statutes (the “NRS”), unless otherwise provided in the articles of incorporation, a corporation that desires to change the number of shares of a class or series of its authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record may, except as otherwise provided in subsections 2 and 3 of NRS 78.207, do so by a resolution adopted by the board of directors, without obtaining the approval of the stockholders. Accordingly, if our board of directors were to effect a reverse stock split of our Common Stock under NRS 78.207, the number of authorized shares of Common Stock would be reduced in the same proportion as the issued and outstanding shares of Common Stock. The Authorized Shares Increase is intended, in part, to ensure that a sufficient number of authorized but unissued shares of Common Stock would remain available for future financings and other corporate purposes following any such reverse stock split. Our board of directors has not approved any reverse stock split and has no current plan to effect a reverse stock split. Any decision to effect a reverse stock split would be made by our board of directors in its discretion.

We have no current plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized common shares resulting from the increase in the number of our authorized shares of Common Stock. Except as otherwise required by law or by regulation, the newly authorized shares of Common Stock will be available for issuance at the discretion of the Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While the Authorized Shares Increase would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s Common Stock may, among other things, dilute the earnings per share of the Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued.

Rights of Additional Authorized Shares

The Authorized Shares Increase will not have any effect on the par value per share of our Common Stock. The additional Common Stock to be authorized will have the same privileges as the shares of Common Stock currently authorized and issued and will not otherwise alter or modify the rights, preferences, privileges or restrictions of our Common Stock. Our Common Stock is a single class, with equal voting, distribution, liquidation and other rights. The additional Common Stock to be authorized will have rights identical to our currently outstanding Common Stock. If our Board issues additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase any newly authorized shares of Common Stock solely by virtue of their ownership of shares of our Common Stock, and their percentage ownership of our then outstanding Common Stock could be reduced. The issuance of additional shares of Common Stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

No Pre-Emptive Rights

Holders of our Common Stock do not have any pre-emptive or similar rights to acquire or subscribe for or purchase any additional shares of any class of capital stock that may be issued in the future and, therefore, future issuances of our Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

Potential Anti-Takeover Effect

The Authorized Shares Increase is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or to obtain control of the Company. However, the additional authorized shares of Common Stock could, under certain circumstances, be used to make a change in control of the Company more difficult, for example, by issuing shares in a private placement or other transaction that would dilute the stock ownership or voting power of a person seeking to obtain control of the Company. As of the Record Date, Ms. Yin Yan, our Chairperson, Chief Executive Officer and President, held approximately 88.57% of the voting power of our outstanding voting securities.

No Appraisal or Dissenters’ Rights

The NRS does not provide for dissenters’ rights or appraisal rights in connection with the Authorized Shares Increase nor have we provided for such rights in our Articles of Incorporation or Third Amended and Restated Bylaws.

Effectiveness of the Authorized Shares Increase

If approved by our stockholders, the Authorized Shares Increase will become effective upon the filing of a certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, which we expect to file promptly after the Annual Meeting. The form of the certificate of amendment is attached as Annex A to this proxy statement. However, the certificate of amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Nevada and as our board of directors deems necessary and advisable to effect the Authorized Shares Increase. Proposal 3 and Proposal 4 are not conditioned on each other.

Vote Required

The approval of the Authorized Shares Increase requires the affirmative vote of the holders of shares representing at least a majority of the voting power of our outstanding Common Stock and Series A Super Voting Preferred Stock, voting together as a single class, as required by NRS 78.390. Stockholders may vote “For,” “Against,” or “Abstain” with respect to this Proposal 3. Abstentions and broker non-votes, if any, will have the same effect as a vote “Against” Proposal 3. Ms. Yin Yan, who holds approximately 88.57% of the voting power of our outstanding voting securities as of the Record Date, has indicated that she intends to vote “For” Proposal 3. Accordingly, we expect Proposal 3 to be approved.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 500,000,000 TO 2,000,000,000.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES DESIGNATED AS SERIES A SUPER VOTING PREFERRED STOCK

General

On September 24, 2026, our board of directors approved, and recommended that our stockholders approve, an amendment to Article V, Section 5.3(a) of our Articles of Incorporation to increase the number of shares of Preferred Stock designated as Series A Super Voting Preferred Stock from 135,000 to 700,000 (the “Series A Increase”). The Series A Increase will not change the total number of authorized shares of Preferred Stock, which will remain 5,000,000. Following the Series A Increase, 4,300,000 shares of Preferred Stock will remain authorized and undesignated. The form of the certificate of amendment to effect the Series A Increase is attached to this proxy statement as Annex A.

Terms of the Series A Super Voting Preferred Stock

The rights, preferences, privileges and restrictions of the Series A Super Voting Preferred Stock are set forth in Article V, Section 5.3 of our Articles of Incorporation and will not change as a result of the Series A Increase. The holders of the Series A Super Voting Preferred Stock are entitled to one thousand (1,000) votes per share and vote together with the Common Stock as a single class on all matters submitted to a vote of stockholders, except as otherwise required by law or the Articles of Incorporation. The holders of the Series A Super Voting Preferred Stock are not entitled to receive dividends paid on the Common Stock, are not entitled to any liquidation preference, and do not have any right to convert their shares into, or exchange their shares for, shares of any other class or series of our capital stock. The holders of the Series A Super Voting Preferred Stock have the option to redeem, in whole or in part, the outstanding shares of Series A Super Voting Preferred Stock they hold at a redemption price of $0.001 per share. As of the Record Date, all 135,000 outstanding shares of Series A Super Voting Preferred Stock were held by Ms. Yin Yan.

Purpose of the Series A Increase

Our board of directors believes that the Series A Increase is in the best interest of the Company and its stockholders because it will provide our board of directors with the flexibility to issue additional shares of Series A Super Voting Preferred Stock to Ms. Yin Yan, our Chairperson, Chief Executive Officer and President, at the discretion of our board of directors, in order to preserve her voting control of the Company following any reverse stock split or future dilutive financings.

If our board of directors were to effect a reverse stock split under NRS 78.207 that applies to all classes and series of our capital stock, including the Series A Super Voting Preferred Stock, the number of authorized and outstanding shares of Series A Super Voting Preferred Stock would be reduced in the same proportion as the reverse stock split. In addition, future issuances of Common Stock in financing transactions would reduce the percentage of the total voting power held by Ms. Yan. The Series A Increase would allow our board of directors to issue additional shares of Series A Super Voting Preferred Stock to Ms. Yan in such circumstances without further stockholder approval, except as required by applicable law or Nasdaq listing rules.

Any issuance of additional shares of Series A Super Voting Preferred Stock will be made at such times, in such amounts and for such consideration as our board of directors may determine, subject to applicable law and the listing rules of The Nasdaq Stock Market LLC. Other than as described above, we have no current plans, proposals or arrangements, written or otherwise, to issue any of the additional shares of Series A Super Voting Preferred Stock resulting from the Series A Increase.

Effect of the Series A Increase on Existing Stockholders

The Series A Increase will not, by itself, have any immediate effect on the voting power or other rights of our existing stockholders. However, the issuance of any additional shares of Series A Super Voting Preferred Stock would significantly dilute the voting power of the holders of our Common Stock, because each share of Series A Super Voting Preferred Stock carries one thousand (1,000) votes. For example, if all 565,000 additional shares of Series A Super Voting Preferred Stock were issued to Ms. Yan, based on 24,194,804 shares of Common Stock outstanding as of the Record Date, the total voting power held by Ms. Yan would increase from approximately 88.57% to approximately 97.49%, and the total voting power held by all other holders of our Common Stock would decrease from approximately 11.43% to approximately 2.51%. Because the Series A Super Voting Preferred Stock has no right to dividends paid on the Common Stock, no liquidation preference and no conversion rights, the issuance of additional shares of Series A Super Voting Preferred Stock would not dilute the economic interest of holders of our Common Stock.

Interests of Certain Persons in Proposal 4

Ms. Yin Yan, our Chairperson, Chief Executive Officer and President, has a substantial interest in Proposal 4 because additional shares of Series A Super Voting Preferred Stock authorized by the Series A Increase may be issued to her at the discretion of our board of directors. Ms. Yan is a member of our board of directors and currently holds all of the outstanding shares of Series A Super Voting Preferred Stock.

Potential Anti-Takeover Effect

The Series A Increase is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or to obtain control of the Company. However, the issuance of additional shares of Series A Super Voting Preferred Stock to Ms. Yan would further concentrate voting control of the Company in Ms. Yan and could have the effect of delaying, deferring or preventing a change in control of the Company, discouraging tender offers or other takeover attempts, and limiting the ability of other stockholders to influence the outcome of matters submitted to a vote of stockholders, including the election of directors.

No Appraisal or Dissenters’ Rights

The NRS does not provide for dissenters’ rights or appraisal rights in connection with the Series A Increase nor have we provided for such rights in our Articles of Incorporation or Third Amended and Restated Bylaws.

Effectiveness of the Series A Increase

If approved by our stockholders, the Series A Increase will become effective upon the filing of a certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, which we expect to file promptly after the Annual Meeting. The form of the certificate of amendment is attached as Annex A to this proxy statement. However, the certificate of amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Nevada and as our board of directors deems necessary and advisable to effect the Series A Increase. Proposal 3 and Proposal 4 are not conditioned on each other.

Vote Required

The approval of the Series A Increase requires the affirmative vote of the holders of shares representing at least a majority of the voting power of our outstanding Common Stock and Series A Super Voting Preferred Stock, voting together as a single class, as required by NRS 78.390. Stockholders may vote “For,” “Against,” or “Abstain” with respect to this Proposal 4. Abstentions and broker non-votes will have the same effect as a vote “Against” Proposal 4. Ms. Yin Yan, who holds approximately 88.57% of the voting power of our outstanding voting securities as of the Record Date, has indicated that she intends to vote “For” Proposal 4. Accordingly, we expect Proposal 4 to be approved.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES DESIGNATED AS SERIES A SUPER VOTING PREFERRED STOCK FROM 135,000 TO 700,000.

EXECUTIVE OFFICERS

The following table sets forth the names and ages of our executive officers as of October 30, 2026:

Name	Age	Position	Executive Officer Since
Yin Yan	50	Chief Executive Officer and President	2024
Shengnan Xu(1)	38	Chief Financial Officer and Secretary	2025
Tuan Tran	52	Chief Operating Officer	2024

(1)	Ms. Xu was appointed as our Chief Financial Officer and Secretary on September 18, 2025.

Ms. Yan’s and Ms. Xu’s biographies are provided under “Proposal 1- Election of Directors.”

Tuan Tran, Chief Operating Officer. Mr. Tran has served as our chief operating officer (COO) since April 1, 2024. He has also served as chief operating officer for our subsidiary FuAn Enterprise since October 1, 2023, where he oversees the company’s day-to-day administrative and operational functions. Prior to joining FuAn Enterprise, Mr. Tran held several key positions that highlight his extensive experience in operations management. His previous roles in operations leadership include serving as COO at Bio Essence Corporation from 2018 until joining FuAn in 2023, COO at AMF Pharma, General Manager at Harmony Health Labs, and VP of Operations at SK Laboratories. Mr. Tuan Tran has over 20 years of experience in quality and operations working in the nutrition, dietary supplements and OTC industries. Mr. Tran’s current responsibilities include, but are not limited to production, warehouse and distribution, quality, customer service, R&D, procurement, human resources, and safety. Mr. Tran has extensive knowledge in FDA regulations, GMPs, food safety, auditing, quality system, HACCP, Process Analytical Technology, CAPA, and Lean Manufacturing. Mr. Tran also specializes in crisis management, regulatory compliance, quality systems implementation, and supplier qualification. Mr. Tran received his Bachelors of Science Degree in Public Health from Southern Connecticut State University. He holds certifications in Pharmaceutical Engineering, Six Sigma Green Belt, Food Safety, Technical Writing and HACCP. Mr. Tran is a senior member with the American Society for Quality.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers were involved in any legal proceedings described in Item 401(f) of Regulation S-K in the past ten years.

Change in Management

Resignation

On September 16, 2025, the Board of Directors received the resignation of Ms. Zhifen Zhou from her positions as the Chief Financial Officer, director, and member of the Nominating and Corporate Governance Committee, effective as of the same date.

Ms. Zhou’s resignation was for personal reasons and not due to any disagreement with the Company’s management team or the Company’s Board on any matter relating to the operations, policies or practices of the Company or any issues regarding the Company’s accounting policies or practices.

Appointment

As a result of Ms. Zhou’s departure, on September 18, 2025, the Board appointed Ms. Shengnan Xu to serve as Chief Financial Officer, director, and member of the Nominating and Corporate Governance Committee, effective immediately. Ms. Xu agreed to serve as our Chief Financial Officer without compensation during the fiscal year ended April 30, 2026, and is entitled to an annual salary of $36,000 beginning May 1, 2026. In addition, the Company entered into its standard form of indemnification agreement (“Indemnification Agreement”) with Ms. Xu. Pursuant to and subject to the terms, conditions and limitations set forth in the Indemnification Agreement, the Company agreed to indemnify Ms. Xu against any and all expenses incurred in connection with her service as officer, director and/or agent, or is or was serving at Company’s request as a director, officer, employee, agent or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise but only if Ms. Xu acts in good faith and in a manner she reasonably believes to be in or not opposed to Company’s best interest, and in the case of a criminal proceeding, has no reasonable cause to believe that her conduct was unlawful.

EXECUTIVE COMPENSATION

Compensation for our Named Executive Officers

Summary Compensation Table

The following table shows all of the compensation awarded to or earned by or paid to our named executive officers for fiscal years ended April 30, 2026 and 2025.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Yin Yan*	2026	120,000	—	—	—	—	120,000
Chairperson, Chief Executive Officer and President	2025	120,000	—	—	—	—	120,000
Zhifen Zhou**	2026	—	—	—	—	—	—
Former Director, Chief Financial Officer and Secretary	2025	101,000	—	—	—	—	101,000
Tuan Tran*	2026	63,269	—	—	—	—	63,269
Chief Operating Officer	2025	100,000	—	—	—	—	100,000
Shengnan Xu***	2026	—	—	—	—	—	—
Director, Chief Financial Officer and Secretary	2025	—	—	—	—	—	—

*	Paid by FuAn.
**	Paid by Grand Forest. On September 16, 2025, Ms. Zhou resigned as our director, Chief Financial Officer and Secretary.
***	Ms. Xu was appointed as our director, Chief Financial Officer and Secretary on September 18, 2025. Ms. Xu agreed to serve as the Company’s Chief Financial Officer without compensation during the fiscal year ended April 30, 2026. No compensation was earned, paid or accrued for her services during that fiscal year.

Employment Agreements

We do not have any employment agreement or consulting agreement contracts with our executive officers. The annual salary for Yin Yan, our chairperson, chief executive officer, and president is $120,000 per year. The annual salary for Shengnan Xu, our chief financial officer and secretary, is $36,000 per year (starting May 1, 2026), and the annual salary for Tuan Tran, our chief operating officer, is $63,269 per year.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for executive officers.

Equity Compensation Plan Information

The following table summarizes information about the Company’s equity compensation plans as of April 30, 2026. All outstanding awards relate to the Company’s common stock. Shares issued under all of the following plans may be from the Company’s treasury, newly issued or both.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Equity compensation plans approved by security holders (1)	93,000	(1)	$1.61	9,907,000	(2)
Equity compensation plans not approved by security holders	-		-	-
Total	93,000		$1.61	9,907,000

(1)	The equity compensation plan approved by stockholders consists of our Second Amended and Restated 2024 Equity Incentive Plan (the “2024 Plan”).

(2)	Consists of shares available for future issuance under the 2024 Plan.

Outstanding Equity Awards as of April 30, 2026

There were no outstanding equity incentive plan awards held by any named executive officer as of April 30, 2026.

Second Amended and Restated 2024 Equity Incentive Plan

The 2024 Equity Incentive Plan was originally adopted on June 18, 2024, and was subsequently amended and restated on January 8, 2025 pursuant to the 2024 Amended and Restated Equity Incentive Plan. On September 24, 2025, our board of directors approved the Second Amended and Restated 2024 Equity Incentive Plan (the “2024 Plan”), which was subsequently approved by the written consent of the holder of a majority of the voting power of our outstanding voting securities and became effective on December 22, 2025. The 2024 Plan increased the number of shares of common stock authorized for issuance under the plan from 93,000 to 10,000,000. The purpose of the 2024 Plan is to grant share-based compensation awards to current or prospective employees, directors, officers, advisors or consultants of the Company or its affiliates and to align their interests with ours. The maximum aggregate number of shares of common stock which may be issued pursuant to all awards under the 2024 Plan is 10,000,000. As of the date of this filing, stock options to purchase a total of 93,000 shares of common stock have been granted to independent directors under the 2024 Plan, as part of the compensation package for non-executive independent directors. See “Non-Employee Director Compensation” provided under “Proposal 1- Election of Directors.”

10b5-1 Plan

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in limited circumstances. Our directors and executive officers may also buy or sell additional shares of our common stock outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Limitations of Liability and Indemnification Matters

We executed a standard form of indemnification agreement (Indemnification Agreement) with each of our Board members and executive officers (each, an Indemnitee).

Pursuant to and subject to the terms, conditions and limitations set forth in the Indemnification Agreement, we agreed to indemnify each Indemnitee, against any and all expenses incurred in connection with the Indemnitee’s service as our officer, director and/or agent, or is or was serving at our request as a director, officer, employee, agent or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise but only if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interest, and in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In addition, the indemnification provided in the indemnification agreement is applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven. Additionally, the Indemnification Agreement establishes processes and procedures for indemnification claims, advancement of expenses and costs and contribution obligations.

Insider Trading Policy

We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of our securities by directors, officers and employees. Such policies are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of Nasdaq.

Clawback Policy

Our board of directors has adopted a clawback policy (the “Clawback Policy”) permitting the Company to seek the recoupment of incentive compensation received by any of the Company’s current and former executive officers (as determined by the board in accordance with Section 10D of the Exchange Act and the Nasdaq Marketplace Rules) and such other senior executives/employees who may from time to time be deemed subject to the Clawback Policy by the board (collectively, the “Covered Executives”). The amount to be recovered will be the excess of the incentive compensation paid to the Covered Executive based on the erroneous data over the incentive compensation that would have been paid to the Covered Executive had it been based on the restated results, as determined by the board. If the board cannot determine the amount of excess incentive compensation received by the Covered Executive directly from the information in the accounting restatement, then it will make its determination based on a reasonable estimate of the effect of the accounting restatement.

BENEFICIAL OWNERSHIP

Security Ownership of Principal Stockholders and Management

Based solely upon information made available to us, the following table sets forth information as of October 29, 2026 regarding the beneficial ownership of our voting securities by:

●	each person known by us to be the beneficial owner of more than 5% of any class of our outstanding voting securities;

●	each of our named executive officers and directors; and

●	all our executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 24,194,804 shares of common stock and 135,000 shares of Series A Super Voting Preferred Stock issued and outstanding as of October 29, 2026.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated, each person or entity named in the table has sole voting and investment power with respect to all shares of our capital shown as beneficially owned, subject to applicable community property laws.

In computing the number and percentage of shares beneficially owned by a person as of a particular date, shares that may be acquired by such person (for example, upon the exercise of options or warrants) within 60 days of such date are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

The address of each holder listed below, except as otherwise indicated, is c/o Marwynn Holdings, Inc., 2955 Main Street, Ste 100A, Irvine, CA 92614.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock		% of Common Stock	Number of Shares of Preferred Stock	% of Preferred Stock	% of Total Voting Power
Officers and Directors
Yin Yan (Chairperson, Chief Executive Officer, and President)	5,993,255		24.77%	135,000	100%	88.57%
Shengnan Xu (Director, Chief Financial Officer and Secretary)	—	(2)	—%	—	—	—%
Eric Newlan (Director)	20,667	(3)	0.09%	—	—	0.01%
Dandan Wang (Director)	20,667	(3)	0.09%	—	—	0.01%
Dvisha Patel (Director)	20,667	(3)	0.09%	—	—	0.01%
Tuan Tran (Chief Operating Officer)	—		—%	—	—	—%
All directors and executive officers as a group (6 individuals)	6,055,256		24.96%	135,000	100%	88.57%
Five Percent Stockholders
Yin Yan (Chairperson, Chief Executive Officer, and President)	5,993,255		24.77%	135,000	100%	88.57%
Zhituo Software Co. Limited(4)	4,000,000		16.53%	—	—%	2.51%

*	Share data are presented on a retroactive basis to reflect the effects of the (i) 1.55-for-1 forward stock split of our common stock, and (ii) 4.5-for-1 forward stock split of our Series A Super-Voting Preferred Stock effected on September 9, 2024.

(1)	The address of each holder listed above, except as otherwise indicated, is c/o Marwynn Holdings, Inc., 2955 Main Street, Ste 100A, Irvine, CA 92614. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of common stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following the date of the information in this table are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Subject to community property laws where applicable, to our knowledge, each person listed is believed to have sole voting and investment power with respect to all shares of common stock owned by such person.

(2)	Ms. Xu was appointed as our Director, Chief Financial Officer and Secretary on September 18, 2025.

(3)	Represents two-thirds of shares underlying options that are issuable under an aggregate of 31,000 stock options granted pursuant to the Company’s Second Amended and Restated 2024 Equity Incentive Plan and a Non-Qualified Stock Option Agreement entered into with the independent directors. The options vest in equal annual installments beginning on July 24, 2025. The group’s common-stock percentage includes the 62,001 shares underlying these exercisable options in both the numerator and the denominator.

(4)	Based on the records of Equiniti Trust Company, LLC, our transfer agent, as of October 27, 2026. The address of Zhituo Software Co. Limited is RM03, 24/F, Ho King Comm CTR, 2-16 Fayuen ST, Mong Kok, Hong Kong.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our shares of common stock and other equity securities. We review the Section 16(a) reports filed electronically with the SEC.

Based solely on our review of Forms 3 and 4 and amendments filed electronically with the SEC during the fiscal year ended April 30, 2026, Forms 5 and amendments filed with respect to that fiscal year, and written representations that no Form 5 was required, we believe that all applicable Section 16(a) filing requirements were satisfied on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Person Transactions

The Company’s policy for related party transactions can be found in its code of business conduct and ethics.

Indemnification Agreements

We executed a standard form of indemnification agreement (“Indemnification Agreement”) with each of our Board members and executive officers (each, an “Indemnitee”).

Pursuant to and subject to the terms, conditions and limitations set forth in the Indemnification Agreement, we agreed to indemnify each Indemnitee, against any and all expenses incurred in connection with the Indemnitee’s service as our officer, director and/or agent, or is or was serving at our request as a director, officer, employee, agent or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise but only if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interest, and in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In addition, the indemnification provided in the indemnification agreement is applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven. Additionally, the Indemnification Agreement establishes processes and procedures for indemnification claims, advancement of expenses and costs and contribution obligations.

Reorganization

On April 29, 2024, Yin Yan (our chairperson, chief executive officer and president, and spouse of Fulai Wang), Fubao Wang, Xiangjing Wu, Gang Wu, Dan Yu, and Qiang Zhang, as the stockholders of FuAn, entered into a share exchange agreement with Marwynn to transfer all of their ownership in FuAn for 7,399,080 shares of common stock of Marwynn (“FuAn Transaction”). On April 25, 2024, Hong Le Liang, Sen Zhong (spouse of Zhifen Zhou, our prior chief financial officer, secretary and director) and Fu Lai Wang (spouse of Yin Yan, our chairperson, chief executive officer and president), as the stockholders of Grand Forest, entered into a share exchange agreement with Marwynn to transfer all of their ownership in Grand Forest for 4,976,244 shares of common stock of Marwynn (“Grand Forest Transaction”). On April 25, 2024, Hong Le Liang and Jiechun Wu, as the stockholders of KZS, entered into a share exchange agreement with Marwynn to transfer all of their ownership in KZS for 2,132,676 shares of common stock of Marwynn (“KZS Transaction”). On April 30, 2024, the FuAn Transaction, Grand Forest Transaction and KZS Transaction closed, and Marwynn issued a total of 14,508,004 shares of its common stock to the stockholders of FuAn, Grand Forest and KZS. As a result of the share exchanges, all the stockholders of FuAn, Grand Forest and KZS became the stockholders of Marwynn and Marwynn became the parent of FuAn, Grand Forest and KZS (the “Reorganization”). After the Reorganization, Yin Yan, Hong Le Liang, Sen Zhong, and Fu Lai Wang each became beneficial owners of more than five percent of our common stock. As of this filing, Yin Yan remains the beneficial owner of more than five percent of our common stock (see “Beneficial Ownership” above).

Other Related Party Transactions

Due from a related party

As of April 30, 2025, the $193,853 due from a related party represented the advance payment that the Company paid to the Company’s CEO. On May 20, 2025, the Company received the full repayment from the CEO. As of April 30, 2026, there was no balance of due from related parties.

Due to related parties

Name of Related Party	Nature	Relationship	As of April 30, 2026	As of April 30, 2025	As of April 30, 2024	As of April 30, 2023
Sen Zhong	Other receivable	Spouse of Zhifen Zhou and stockholder of Marwynn	$—	$—	$—	$—
Yin Yan	Other payable	Chairperson, chief executive officer, president, stockholder of Marwynn, and spouse of Fulai Wang	—	—	500	—
Fulai Wang	Promissory Note	Spouse of Yin Yan and stockholder of Marwynn	—	40,000	250,000	550,000
Zhifen Zhou	Other payable	Prior director, chief financial officer, secretary, and spouse of Sen Zhong	—	—	273	18,847
Sen Zhong	Promissory Note	Spouse of Zhifen Zhou and stockholder of Marwynn	—	396,417	572,481	130,900
Hong Le Liang	Promissory Note	Chief executive officer of Grand Forest and stockholder of Marwynn	—	247,245	292,825	422,825
American Chef Kitchen LLC	Other payable	An entity controlled by Zhifen Zhou	—	—	—	200,000
H&S Construction	Promissory Note	An entity controlled by Hong Le Liang	—	—	103,463	64,344
JaoFong Inc.	Other payable	An entity controlled by Hong Le Liang	—	—	—	1,298,984
Total			$—	$683,662	$1,219,542	$2,685,900

As of April 30, 2025, the balance of due to related parties was comprised of advances from the Company’s related parties and was used for working capital during the Company’s normal course of business. Such advances were non-interest bearing and due on demand. As of April 30, 2026, there was no balance of due to related parties.

On March 15, 2025, the Company entered into a 12-month operating lease agreement for the Company’s office space located in Irvine, California with The Propitious Irvine LLC, an entity of which the Company’s Chief Financial Officer, Shengnan Xu, is a member. The lease commenced on March 15, 2025. Monthly lease payments are $5,458. On March 14, 2026, the Company entered another 12-months lease for the same location commencing on March 15, 2026 with the monthly rental payment of $5,458. The lease was subsequently terminated in July 2026. During the three months ended July 31, 2026, the Company paid $8,062 to The Propitious Irvine LLC.

Director Independence. Our board of directors has determined that all members of our board of directors are independent directors, with the exception of Yin Yan and Shengnan Xu, including for purposes of the rules of the Nasdaq and relevant federal securities laws and regulations.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

Stockholder Nominations and Proposals

In order to be properly brought before the 2027 Annual Meeting, any proposals by shareholders intended to be presented at such meeting must be received at Marwynn Holdings, Inc., Attn: Secretary, 2955 Main Street, Ste 100A, Irvine, CA 92614 not less than ninety (90) days and not more than one hundred twenty (120) days before the anniversary of the 2026 Annual Meeting. However, if the annual meeting is held more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to the annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the annual meeting and the tenth (10th) day following the day on which the date of the annual meeting was publicly disclosed. Accordingly, with respect to our 2027 Annual Meeting, written notice shall be delivered to or mailed and received by our Secretary at the principal executive offices of the Company as early as August 18, 2027, but no later than September 17, 2027, unless the 2027 Annual Meeting is held more than thirty (30) days before or more than sixty (60) days after the anniversary of the 2026 Annual Meeting.

Such stockholder’s notice should provide (a) as to each person whom such stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including each such person’s written consent to serve as a director if elected), and (b) such information as required pursuant to Section 2.12 of our Third Amended and Restated Bylaws, which were filed as Exhibit 3.1 to our Current Report on Form 8-K/A filed with the SEC on October 13, 2026.

In addition, the Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of that proposed nominee to serve as a director of the Company.

Rule 14a-8

Pursuant to our Third Amended and Restated Bylaws, the submission of stockholder nominations and stockholder proposals described above under Section 2.12 shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Company of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such annual meeting. Under Rule 14a-8, the deadline to submit a proposal is not less than one hundred twenty (120) days before the anniversary of the date of the Company’s proxy statement released to stockholders in connection with the 2026 Annual Meeting, or July 2, 2027. However, if the date of the 2027 Annual Meeting has been changed by more than thirty (30) days from the date of the prior year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials.

In addition, there are additional requirements that a stockholder must satisfy to submit a proposal under Rule 14a-8. Therefore, we strongly encourage stockholders who wish to submit a proposal or nomination to seek independent counsel. We will not consider any proposal or nomination that is not timely or otherwise does not meet the requirements of our Third Amended and Restated Bylaws or Rule 14a-8, as applicable. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Rule 14a-19

In addition to satisfying the foregoing requirements under our Third Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 17, 2027 (60 calendar days before the anniversary of the 2026 Annual Meeting). If the date of the 2027 Annual Meeting changes by more than 30 calendar days from that anniversary, notice must be provided by the later of 60 calendar days before the meeting or the 10th calendar day following the first public announcement of its date.

ADDITIONAL INFORMATION

Annual Report

Any person who was a beneficial owner of our common stock on the Record Date for the Annual Meeting may request a copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as our stockholder on such Record Date. Requests should be directed to Marwynn Holdings, Inc., Attention: Secretary, 2955 Main Street, Ste 100A, Irvine, CA 92614.

Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available via the internet, and you can submit your stockholder votes online or by telephone. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

●	Registered Owner (you hold our common stock in your own name through our transfer agent, Equiniti Trust Company, LLC, or you are in possession of stock certificates): Please deliver a written request to Corporate Secretary, at info@marwynnholdings.com, or mail written requests to Marwynn Holdings, Inc., Attention: Secretary, 2955 Main Street, Ste 100A, Irvine, CA 92614.

●	Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may contact Equiniti Trust Company, LLC, our transfer agent, through its website at https://equiniti.com/us/contact-us/.

Delivery of Notice and Requested Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single Notice to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders will receive only one copy of our Notice and, as applicable, any requested proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact the Secretary, orally by telephone 949-706-9966, by email at info@marwynnholdings.com or in writing to Marwynn Holdings, Inc., Attention: Secretary, 2955 Main Street, Ste 100A, Irvine, CA 92614. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within thirty (30) days of our receipt of such revocation.

Upon written or oral request, we will promptly deliver a separate copy of the Internet Notice and, if applicable, our Annual Report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Internet Notice and, if applicable, Annual Report and other proxy materials, you may write to our Corporate Secretary at the address provided above.

Any stockholders who share the same address and receive multiple copies of our Internet Notice or Annual Report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Investor Relations department at the address or telephone number listed above.

OTHER MATTERS

As of the date of this proxy statement, we do not know of any matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the board of directors

By:	/s/ Yin Yan

Yin Yan

October 30, 2026 Chairperson, Chief Executive Officer and President

MARWYNN HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 16, 2026 AT 10:00 A.M. PACIFIC TIME

CONTROL ID:	REQUEST ID:

The undersigned, a stockholder of Marwynn Holdings, Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Yin Yan as proxy, with power of substitution, for and in the name of the undersigned to attend the 2026 annual meeting of stockholders of the Company to be held at 2955 Main Street, Ste 100A, Irvine, CA 92614 on Wednesday, December 16, 2026 beginning at 10:00 A.M., local time, or at any adjournment or postponement thereof, and there to vote, as designated below. The proxy may also vote, in her discretion, on any other business that properly comes before the meeting or any adjournment or postponement thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.

INTERNET:	https://www.iproxydirect.com/mwyn

PHONE:	1-866-752-VOTE (8683)

[Reverse Side]

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

ANNUAL MEETING OF THE STOCKHOLDERS OF MARWYNN HOLDINGS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” PROPOSALS 1, 2, 3 AND 4. IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITHOUT VOTING INSTRUCTIONS, IT WILL BE VOTED “FOR” EACH OF THE FIVE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2, 3 AND 4.

Proposal 1	Election of Directors:	FOR	WITHHOLD
	Yin Yan	☐	☐
	Shengnan Xu	☐	☐
	Eric Newlan	☐	☐
	Dandan Wang	☐	☐
	Dvisha Patel	☐	☐
		FOR	AGAINST	ABSTAIN
Proposal 2	To ratify the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027.	☐	☐	☐
Proposal 3	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 2,000,000,000.	☐	☐	☐
Proposal 4	To approve an amendment to the Company’s Articles of Incorporation to increase the number of shares of preferred stock designated as Series A Super Voting Preferred Stock from 135,000 to 700,000.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable): ____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________, 2026

____________________________________ (Print Name of Stockholder and/or Joint Tenant)

____________________________________ (Signature of Stockholder)

____________________________________ (Second Signature if held jointly)

ANNEX A

FORM OF CERTIFICATE OF AMENDMENT

TO THE

SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

MARWYNN HOLDINGS, INC.

Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes, Marwynn Holdings, Inc., a Nevada corporation (the “Corporation”), hereby certifies as follows:

1.	Name of corporation: Marwynn Holdings, Inc.

2.	The articles have been amended as follows:

[If Proposal 3 is approved:] Article V, Section 5.1 of the Second Amended and Restated Articles of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

“5.1 Authorized Shares. The aggregate number of shares that the Corporation shall have authority to issue is Two Billion Five Million (2,005,000,000). The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock,” and “Preferred Stock.” The total number of shares of Common Stock that the Corporation is authorized to issue is Two Billion (2,000,000,000), having a par value of $0.001 per share. The total number of shares of Preferred Stock that the Corporation is authorized to issue is Five Million (5,000,000), having a par value of $0.001 per share.”

[If Proposal 4 is approved:] Article V, Section 5.3(a) of the Second Amended and Restated Articles of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

“(a) Designation and Number. Of such 5,000,000 shares of preferred stock, $0.001 par value per share, authorized, 700,000 shares are designated as “Series A Super Voting Preferred Stock” (the “Series A Super Voting Preferred Stock”).”

3.	The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation, have voted in favor of the amendment is: [●].

4.	Effective date and time of filing: Upon filing.

5.	Signature:

Yin Yan, Chief Executive Officer

MARWYNN HOLDINGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 16, 2026 AT 10:00 AM PACIFIC TIME CONTROL ID: REQUEST ID: The undersigned, a stockholder of Marwynn Holdings, Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Yin Yan as proxy, with power of substitution, for and in the name of the undersigned to attend the 2026 annual meeting of stockholders of the Company to be held at 2955 Main Street, Ste 100A, Irvine, CA 92614 on Wednesday, December 16, 2026 beginning at 10:00 A.M., local time, or at any adjournment or postponement thereof, and there to vote, as designated below. The proxy may also vote, in her discretion, on any other business that properly comes before the meeting or any adjournment or postponement thereof. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS If you vote by phone, fax or internet, please DO NOT mail your proxy card. MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. FAX: Complete the reverse portion of this Proxy Card and Fax to 202-521-3464. INTERNET: h t t p s : / /www. i p ro x y d i r e c t . c om/mwy n PHONE: 1 - 8 6 6 -7 5 2 -VOTE( 8 6 8 3 )

ANNUAL MEETING OF THE STOCKHOLDERS OF MARWYNN HOLDINGS, INC. PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proposal 1 → FOR WITHHOLD Election of Directors: Yin Yan • • Shengnan Xu CONTROL ID: Eric Newlan • • REQUEST ID: Dandan Wang • • Dvisha Patel • • Proposal 2 → FOR AGAINST ABSTAIN To ratify the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027. Proposal 3 → FOR AGAINST ABSTAIN To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 2,000,000,000. • • • Proposal 4 → FOR AGAINST ABSTAIN To approve an amendment to the Company’s Articles of Incorporation to increase the number of shares of preferred stock designated as Series A Super Voting Preferred Stock from 135,000 to 700,000. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: • THE BOARD OF DIRECTORS RECOMMENDS VOTING ‘FOR’ PROPOSALS 1, 2, 3 AND 4. IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITHOUT VOTING INSTRUCTIONS, IT WILL BE VOTED ‘FOR’ EACH OF THE FIVE DIRECTOR NOMINEES AND ‘FOR’ PROPOSALS 2, 3 AND 4. MARK HERE FOR ADDRESS CHANGE • New Address (if applicable): IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Dated:, 2026 (Print Name of Stockholder and/or Joint Tenant) (Signature of Stockholder) (Second Signature if held jointly)

MARWYNN HOLDINGS, INC. CONTROL ID: REQUEST ID: IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS DATE: WEDNESDAY, DECEMBER 16, 2026 TIME: 10:00 A.M. PACIFIC STANDARD TIME LOCATION: 2955 MAIN STREET, STE 100A, IRVINE, CA 92614 HOW TO REQUEST PAPER COPIES OF OUR MATERIALS PHONE: CALL TOLL FREE 1-866-752-8683 FAX: SEND THIS CARD TO 202-521-3464 INTERNET: HTTPS://WWW.IPROXYDIRECT.COM/MWYN AND FOLLOW THE ON-SCREEN INSTRUCTIONS. EMAIL: PROXY-ID@EQUINITI.COM INCLUDE YOUR CONTROL ID IN YOUR EMAIL. THIS COMMUNICATION PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS THAT ARE AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2026, AS AMENDED, ARE AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/MWYN IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, ON OR BEFORE DECEMBER 2, 2026. YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://WWW.IPROXYDIRECT.COM/MWYN UNTIL 11:59 PM EASTERN TIME DECEMBER 15, 2026. THE PURPOSES OF THIS MEETING ARE AS FOLLOWS: 1. TO ELECT FIVE (5) PERSONS TO THE BOARD OF DIRECTORS OF THE COMPANY, EACH TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY OR UNTIL SUCH PERSON SHALL RESIGN, BE REMOVED OR OTHERWISE LEAVES OFFICE; 2. TO RATIFY THE APPOINTMENT OF ENROME LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2027; 3. TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 500,000,000 TO 2,000,000,000; 4. TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF PREFERRED STOCK DESIGNATED AS SERIES A SUPER VOTING PREFERRED STOCK FROM 135,000 TO 700,000; AND 5. TO CONDUCT ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES. FOR DIRECTIONS TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, PLEASE CALL THE COMPANY AT 949-706-9966. THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON OCTOBER 29, 2026 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, PAR VALUE $.001 PER SHARE, AND SERIES A SUPER VOTING PREFERRED STOCK, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘FOR’ ALL PROPOSALS ABOVE. PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

FIRST-CLASS MAIL US POSTAGE PAID DURHAM NC PERMIT # 302 MARWYNN HOLDINGS, INC. C/O ISSUER DIRECT COMPLIANCE 1110 CENTRE POINT CURVE STE 101 MENDOTA HEIGHTS MN 55120 TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED IMPORTANT SHAREHOLDER INFORMATION YOUR VOTE IS IMPORTANT